Redefining Oncology Treatment with Next-Generation Radiopharmaceuticals

Engineering the Alpha Advantage in Targeted Oncology

Unlocking New Treatment Options Across Solid Tumors:

Optimizing the Entire System

Rapidly Advancing Best-in-Class Next Generation Radiopharmaceuticals

Optimizing Structural Chemistry:

Choosing The Right Isotope

Not All ²¹²Pb Programs Are Created Equal

Advancing a Theranostic Approach:

Solid Tumors are an Attractive Market for Radiopharmaceuticals

Expanding the Addressable Market

Direct-to-Hospital Delivery through Integrated Isotope Production

Daily Production at Regional Sites Ensures Supply of Ready-to-Administer Product

Reaching the Largest Addressable Market with Regional Manufacturing

Advancing a Diverse Wholly Owned 212Pb-Based Oncology Portfolio

SSTR2+ Neuroendocrine Tumors is a Large, Growing Market with Significant Unmet Need

VMT-⍺-NET: Potential First-in-Class 212Pb-Radioligand Therapy Targeting SSTR2

Ongoing Phase 1/2a to Establish Broad Therapeutic Window For VMT-⍺-NET in NETs

VMT-⍺-NET: Baseline Patient Characteristics in ASCO 2026 Data Analysis

Patient Exposure and Follow-up with [212Pb]VMT-α-NET in ASCO 2026 Data Analysis

VMT-α-NET Responses Deepen Over Time

VMT-⍺-NET: Durable Disease Control Across All Doses

Spider Plot of Tumor Change Over Time by Patient

Best-in-class Safety Profile1

Blood Creatinine During Follow-up for All Patients Treated (n=68)

VMT-α-NET’s Compelling Profile Supports Potential Registration Study at Current Dose Level

Checkpoint Inhibitors Transformed Care of Melanoma but Leave Many Patients Behind

VMT01: Potential First-in-Class 212Pb Therapy Targeting MC1R for Melanoma

Ongoing Phase 1/2a Open-Label Trial For VMT01 in Melanoma

Preliminary Anti-tumor Activity Observed at 3.0 mCi Dose of VMT01

Treatment Emergent Adverse Events (All Grades, Occurring in ≥ 10% of Patients)

VMT01 is Well-tolerated with Initial Anti-tumor Activity Supporting Further Development

FAP-ɑ is an Attractive Cancer Target with Broad Solid Tumor Potential

PSV359: Potential First-in-Class 212Pb Therapy Targeting FAP-ɑ for Solid Tumors

Ongoing Open-label Phase 1/2a Trial For PSV359 in Advanced Solid Tumors

PSV359 has Improved Tumor Retention, Highlighting its Potential as a Therapeutic Agent

Strong IP Portfolio Covering All Aspects of Radiopharmaceutical Value Chain

A Decade of Deliberate, End-to-End Engineering

Built Over a Decade:

Abbreviations

APPENDIX

NETs Trials

Patient with Confirmed PR After [212Pb]VMT-α-NET Treatment

Refractory Metastatic Melanoma Trials

ICI Combo Rationale: Strong Synergy with [212Pb]VMT01 in Melanoma

Construct designed for better clinical outcome

212Pb Uniquely Suited for Combination with Immune Check Point Inhibitors

Redefining Oncology Treatment with Next-Generation Radiopharmaceuticals

Corporate Presentation

June 2026

NYSE AMERICAN: CATX

Legal Disclaimers

This presentation contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements. Words such as "may," "will," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "estimate," "believe," "predict," "potential" or "continue" or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words. Forward-looking statements in this presentation include statements concerning, among other things, the Company's pre-clinical and clinical development plans and the expected timing thereof; the expected timing for availability and release of data; the Company's timing and expectations regarding regulatory communications, submissions and approvals; expectations regarding the potential total addressable market and commercial market opportunities for the Company's product candidates; the Company's manufacturing and distribution capabilities; the Company's expected cash runway and financial position; the potential functionality, capabilities, advantages and benefits of the Company's product candidates and the potential application of these product candidates for other disease indications; the Company's expectations, beliefs, intentions, and strategies regarding the future; and other statements that are not historical fact.

The Company may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements and you should not place undue reliance on the forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the Company's actual results to differ materially from the results described in or implied by the forward-looking statements, including, without limitation, the potential that regulatory authorities may not grant or may delay approval for the Company's product candidates; uncertainties and delays relating to the design, enrollment, completion and results of clinical trials; unanticipated costs and expenses; early clinical trials may not be indicative of the results in later clinical trials; clinical trial results may not support regulatory approval or further development in a specified indication or at all; actions or advice of regulatory authorities may affect the design, initiation, timing, continuation and/or progress of clinical trials or result in the need for additional clinical trials; delays, interruptions or failures in the manufacture and supply of the Company's product candidates; the size and growth potential of the markets for the Company's product candidates, and the Company's ability to service those markets; the Company's cash and cash equivalents may not be sufficient to support its operating plan for as long as anticipated; uncertainties regarding the Company's expectations, projections and estimates regarding expenses, future revenue, capital requirements and the availability of and the need for additional financing; the Company's ability to obtain additional funding to support its clinical development programs; the availability or potential availability of alternative products or treatments for conditions targeted by the Company that could affect the availability or commercial potential of its product candidates; the ability of the Company to build out its manufacturing facilities and satisfy manufacturing-related regulatory requirements; the Company's ability to maintain and enforce its intellectual property rights; whether the Company can maintain its therapeutic isotope supply agreement with the DOE; and any changes in applicable laws and regulations. Certain factors that may cause the Company's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading "Risk Factors" in the Company's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC"), in the Company's other filings with the SEC, and in the Company's future reports to be filed with the SEC and available at www.sec.gov.

Forward-looking statements contained in this presentation are made as of this date. Unless required to do so by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Engineering the Alpha Advantage in Targeted Oncology

- Targeted alpha therapy
- Proprietary chelator
- Full stack manufacturing platform with regional infrastructure
- Robust pipeline
- Cash runway into late 2027
- Multiple 2026 catalysts

Three clinical programs, Broad patient coverage

VMT-α-NET (SSTR2)
Ph 1/2a, 43% ORR in first half of Cohort 2 (inv.-assessed, n=23) with favorable safety profile (n=68)[1]

VMT01 (MC1R)
Ph 1/2a, 3.0 mCi monotherapy and nivolumab (BMS) combo; 10 pts dosed[2]
Data expected late 2026

PSV359 (FAP-α)
Multiple solid tumors, enrolling at 5.0 mCi

VMT-α-NET Cohort 2 follow up data	Manufacturing: Chicago site completed	PSV359 Initial clinical data	VMT01 Initial Ph 1/2a data	VMT-α-NET Cohort 3 initial data	Cash Runway: Through late 2027

[1]Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026.
[2]As of April 30, 2026

Unlocking New Treatment Options Across Solid Tumors:

Higher potency payloads with cancer-specific targeting


S
C
XBT
IO
ADC
RPT
^{212}Pb Alpha

Surgery
Physical removal
No systemic reach

Chemo
Systemic but
non-specific

External Beam
Localized potency
Limited targeting

Immuno-Therapy
Targeted but
variable response

ADCs
Precision delivery
Moderate payload

Radio Pharmaceutical Therapy
Precision targeting +
alpha-particle potency

Radiopharmaceutical therapies combine the targeting precision of ADCs with the cell-killing potency of alpha-emitting radioisotopes — unlocking new treatment options across solid tumors

Optimizing the Entire System

Radiopharmaceuticals Are the Next Frontier in Precision Oncology

Massive Projected Annual TAM

$45B+

Clinically Validated Modality

PLUVICTO® LUTATHERA®

High Potency Payloads with Cancer-Specific Targeting



To unlock the full value of the radiopharmaceutical market, Perspective innovates every part of the chain

- The Right Radioisotope ^{212}Pb
- Optimized Structural Chemistry
- Theranostic Approach
- Manufacturing Network

See slide Expanding the Addressable Market for additional details regarding potential market opportunity

PERSPECTIVE® THERAPEUTICS

Rapidly Advancing Best-in-Class Next Generation Radiopharmaceuticals

Neuroendocrine Tumors
VMT-α-NET

^{212}Pb therapy targeting **SSTR2**

Potential best-in-class overall clinical profile

Safety profile expected to meet patient and clinician needs

Phase 1/2a data updates expected throughout 2026

(68 patients dosed)[1]

Melanoma
VMT01/02

^{212}Pb therapy targeting **MC1R**

Evaluating clinical synergy with checkpoint inhibitor combinations

Safety profile expected to allow for earlier lines of therapy

Initial Phase 1/2a data expected late 2026

(27 patients dosed)[1]

Advanced Solid Tumors
PSV359

^{212}Pb therapy targeting **FAP-α**

Previously undruggable target expressed in majority of solid tumors

Human data support strong tumor uptake with fast renal clearance

Initial Phase 1/2a data expected late 2026

(9 patients dosed)[1]

3 value inflection catalysts in 2026

[1]As of April 30, 2026

Optimizing Structural Chemistry:

Alpha emitter + Pb specific chelator + engineered peptides



Alpha-emitting ^{212}Pb Isotope for strong tumor killing

- Deadly double-stranded DNA breaks
- Short range emissions decrease collateral damage

Proprietary Pb Chelator[1] for improved safety

- Rapid renal clearance lowers nephrotoxicity
- Retained radioactivity reduces systemic toxicity

Engineered Peptides for tumor specificity

- High tumor specificity mitigates off-target effects
- Rapid blood clearance improves safety

Proprietary Radioligand Platform Optimizes Therapeutic Index

[1]Schultz, M., et al (2024). Compositions for chelating metals at low temperatures. *U.S. Patent No. 12128115 B2*. Washington, DC: U.S. Patent and Trademark Office.

Choosing The Right Isotope

Lead (^{212}Pb) advantages over beta and other alpha emitters

^{212}Pb Advantage

- *Better anti-tumor activity*
- *Better safety profile*
- *Cleaner decay chain*
- *Better clinical profile*
- *Isotope access & scalability*
- *Better patient management*
- *Better patient selection*

	^{212}Pb **Lead-212** (α radiation)	^{225}Ac **Actinium** (α radiation)	^{177}Lu **Lutetium** (β radiation)
Potency	●●●	●●●	●○○
Off-Target Damage	●●●	●●● / ●○○*	●○○
Decay Profile	●●●	●○○	●●●
Half-Life	●●●	●○○	●●○
Supply / Production	●●○	●●○	●●●
Patient Convenience	●●●	●○○	●●○
Theranostic Pair	●●●	●○○	●○○
	BEST OVERALL PROFILE	POTENT BUT PROBLEMATIC	PROVEN BUT LIMITED

*Daughter isotopes

Based on management's beliefs and expectations regarding Pb-212's advantages as a therapeutic isotope

Sgouros G. Alpha-particles for targeted therapy. Adv Drug Deliv Rev. 2008;60(12):1402-1406. doi:10.1016/j.addr.2008.04.007

Not All ^{212}Pb Programs Are Created Equal

Proprietary chelator for lead-based RPTs

GENERIC CHELATOR

DOTA

Net charge: 2-



- Leaks up to 36% of ^{212}Bi (in vitro)[1]
- Negative charge → kidney reuptake[2]
- Not optimized for Pb isotopes
- May limit therapeutic window

PERSPECTIVE PROPRIETARY Pb-SPECIFIC CHELATOR

PSC

Net charge: 0 (neutral)



- ☑ Minimal ^{212}Bi redistribution (preclinical)[3]
- ☑ Neutral charge → rapid renal clearance (preclinical)
- ☑ Designed specifically for Pb isotopes
- ☑ Emerging favorable safety profile across 3 clinical programs

U.S. Patent No. 12128115 B2

GENERIC CHELATOR

TCMC

Net charge: 2+



- Ejects ~16% of ^{212}Bi daughter (in vitro)
- Positive charge may increase nonspecific uptake in liver & kidneys[2]
- Not optimized for Pb isotopes
- May limit therapeutic window

Proprietary chelator -> differentiated safety profile

[1]Vegt E, et al. J Nucl Med. 2010; [3]Mirzadeh et al., Radiochimica Acta, 1993; [3]Li M, et al. Curr Med Chem. 2020; .

PERSPECTIVE THERAPEUTICS

Novel Compound Development

In-house peptide synthesis and in vivo capability allows rapid iteration and optimization of novel compounds

Phage display screening



- Phage display followed by affinity maturation
- Bioconjugate chemistry and further optimization
- In vitro and in vivo binding assays identified lead candidates[1]

Compound 3-30



Compound 3-42



Compound 3-59



[1]World Molecular Imaging Congress 2024 abstract #82

Advancing a Theranostic Approach:

Imaging optimizes targeted delivery to tumor



Cancer cell
Imaging (^{203}Pb)
Diagnostic Payload
Targeting peptide
Chelator
Isotope
Therapeutic (^{212}Pb)
High Potency Payload



Imaging
Therapeutic

Imaging agent shows precisely where the therapeutic agent will go

Human Image: Cagle et al. European Association of Nuclear Medicine 2024, Presentation Number: OP-473

PERSPECTIVE THERAPEUTICS

Solid Tumors are an Attractive Market for Radiopharmaceuticals

Solid Tumor Type	Total U.S. Patients[1]	Approved Radiopharmaceutical
Breast Cancer	*320k*	
Prostate Cancer	***314k***	**Pluvicto, ~$1.8bn annual US sales[2]**
Non-Small Cell Lung Cancer	*204k*	
Colorectal Cancer	*154k*	
Melanoma	*105k*	
Bladder Cancer	*85k*	
Kidney Cancer	*81k*	
Pancreatic Cancer	*67k*	
Liver Cancer	*42k*	
Gastric Cancer	*30k*	
Small Cell Lung Cancer	*23k*	
Sarcoma	*17k*	
Neuroendocrine Tumors	***12k***	**Lutathera, ~$600m annual US sales[2]**

Potential TAM of

~$45B+

[1]U.S. incidence sourced from SEER, accessible at https://seer.cancer.gov/statfacts/html/common.html and https://seer.cancer.gov/statistics-network/explorer/
[2]Financial report for FY2025, 1Q2026, 1Q2025
See slide Expanding the Addressable Market for additional details regarding potential market opportunity

Expanding the Addressable Market

- Approved radiopharmaceuticals address only <10% of tumors
  - PLUVICTO and LUTATHERA: ~$2.4B in U.S. sales
- Our pipeline of clinical candidates to differentiated targets provide broad coverage across the largest solid tumor populations with the highest unmet need:

250K+ addressable patients across 10+ tumor types



$45B+
addressable market
$13.8
$11.5
$4.6
$3.0
$2.7
$2.4
$1.6
$5.0
NSCLC
Breast
Colorectal
Melanoma
Gastric
SCLC
H&N
Other
Metastatic addressable market (US) for all targets

▶ **PERSPECTIVE TARGETS:**

MC1R	SSTR2	FAP (top 5 only)	CCK2R
Up to	Up to	Upwards of	Up to
$3B	**$16B**	**$20B**	**$6B**
MC1R+ addressable market	SSTR+ addressable market	FAP+ addressable market	Target+ addressable market
6K	**67K**	**122K**	**82K**
Stage III/IV MC1R+ patients	Metastatic SSTR2+ patients	Metastatic FAP+ patients	Metastatic target+ patients
Market can be large even in niche indications with very high unmet need	SSTR2 beyond GEP-NETs offers significant additional markets	Expression across nearly all solid tumors for pan-cancer potential	Target addresses very high unmet needs with potential to transform markets

| Market sizes and patient numbers from Evaluate Consulting. Target expression data from literature review.

Direct-to-Hospital Delivery through Integrated Isotope Production

Weekly

Regional Manufacturing Site

Hospital

Alpha-PRIME unit

New IP enables commercial scale manufacturing

Central stockpile	Isotope Purification	Synthesis & Radiolabeling	Delivery
^{228}Th Thorium 1.9 y	^{224}Ra Radium 3.6 d	^{212}Pb Lead 10.6 h	
Central Thorium-228 supply Long-term DOE contract Radium-224 generators shipped regionally	Produce & extract radionuclide Daily Lead-212 collection Multiple patient doses/day >99.99% Lead-212 purity	Lead-212–ligand conjugation using proprietary chelator Batch-based production ~30-minute process	Existing distribution in place Proven infrastructure Path already established by approved diagnostic products

PERSPECTIVE® THERAPEUTICS

Daily Production at Regional Sites Ensures Supply of Ready-to-Administer Product

1:00 AM
Arrival at the Production Lab
Team checks environmental monitors, dons protective gear, & reviews checklist in the quiet, high-security production facility

1:30 AM
Generator Elution & Preparation
Team elutes proprietary Ra-224 generator extracting Pb-212, while performing precise calculations to ensure accurate dosing and patient safety

2:30 AM
Radiopharmaceutical Synthesis
Under controlled aseptic environment, the team uses automated synthesis equipment & sterile technique to produce specific patient doses

4:00 AM
Quality Control
Each dose undergoes rigorous testing—purity, pH, specific activity—before release

5:00 AM
Packaging and Transport
Radiopharmaceuticals are packed in shielded containers, labeled, logged, and loaded for hospital delivery per strict DOT regulations

6:30 AM
Hospital Delivery
Patient ready doses are delivered to the clinic after verifying documentation and ensuring timely arrival for patient administration

7:30 AM *onwards*
Patient Administration
The patient is administered with either the diagnostic or therapeutic radiopharmaceutical

8:00 AM
Back to the Production Lab
Production team completes paperwork, cleans equipment, stores radioactive materials, and prepares for the next production cycle

Representative; production practices may vary based on location of clinical site, facility, treatment, etc.

Reaching the Largest Addressable Market with Regional Manufacturing

Network effect designed to ensure reliable commercial supply for ready-to-administer therapeutics

Sites	Today	2027-8 [1]	2029	Population Radius ~11 hrs
Coralville, IA	☑	☑	☑	Clinical Supply
Somerset, NJ	☑	☑	☑	75 m
Chicago, IL	*In progress*	☑	☑	66 m
Los Angeles, CA	*In progress*	☑	☑	48 m
Potential Locations				
Houston, TX	*Site owned*			37 m
Atlanta, GA				57 m
Orlando, FL				31 m

Top 6 sites cover
>90% US population
within a one half-life (11 hr) delivery radius[2]


CATX Manufacturing Facilities
Operational facility
Buildout in progress
Potential site
Delivery Radius (road) within
1 half-life of ^{212}Pb (11 hrs)

[1]Based on current Company Plans and estimates; [2]Company estimates based on data from https://www.statsamerica.org/radius/big.aspx; Products can also be driven further or flown as necessary

PERSPECTIVE THERAPEUTICS

Advancing a Diverse Wholly Owned ^{212}Pb-Based Oncology Portfolio

Program	Target	Disease	Candidate evaluation	Human Clinical Imaging	Phase 1/2	Registration Enabling Study	Key Expected Milestone	Global Rights
VMT-α-NET	**SSTR2**	Neuroendocrine Tumors					Phase 1/2a updates throughout 2026	PERSPECTIVE THERAPEUTICS
		Other SSTR2+ Tumors					Initiate dosing in 2026	PERSPECTIVE THERAPEUTICS
VMT01[1]	**MC1R**	Melanoma *Imaging & Therapy*	Monotherapy				Phase 1/2a data late 2026	PERSPECTIVE THERAPEUTICS
		Melanoma *Imaging & Therapy*	Combination with Nivolumab				Initial Phase 1/2a data late 2026	PERSPECTIVE THERAPEUTICS
PSV359[2]	**FAP-α**	Solid Tumors					Initial Phase 1/2a data late 2026	PERSPECTIVE THERAPEUTICS
PSV594[3]	**CCK2R**	Solid Tumors					Initiate dosing	PERSPECTIVE THERAPEUTICS
Multiple	*Undisclosed*	*Undisclosed*					First in human images	PERSPECTIVE THERAPEUTICS

[1]Alternative construct for imaging: VMT02; [2]Alternative construct for imaging: PSV377; [3]Alternative construct for imaging: PSV507

SSTR2+ Neuroendocrine Tumors is a Large, Growing Market with Significant Unmet Need



Whole body SPECT scan of NET patient imaged with [^{203}Pb]VMT-α-NET

Large Defined Patient Population

90%

of GEP-NETs express SSTR2[1]

Broadly expressed in SCLC, breast cancer, meningioma, head & neck cancer

~170K

living with disease in the US[2]

~12K

new diagnoses annually in the US[2]

Indolent Disease in Need of Safe and Durable Therapies

13% ORR[3] with standard of care LUTATHERA®

>$800M Trailing 12 months worldwide sales of LUTATHERA® [4]

>10% LUTATHERA® annual sales growth rate[4]

[1] Maratta MG, et al. Somatostatin Receptor Expression of Gastroenteropancreatic Neuroendocrine Tumors: A Comprehensive Analysis in the Era of Somatostatin Receptor PET Imaging. *Cancers (Basel)*. 2025;17(12):1937. Published 2025 Jun 11. doi:10.3390/cancers17121937; [2]Wu P, He D, Chang H, Zhang X. Epidemiologic trends of and factors associated with overall survival in patients with neuroendocrine tumors over the last two decades in the USA. *Endocr Connect*. 2023;12(12):e230331. Published 2023 Nov 23. doi:10.1530/EC-23-0331; [3]LUTATHERA USPI; [4]Financial report for FY2025

PERSPECTIVE THERAPEUTICS

VMT-α-NET: Potential First-in-Class ^{212}Pb-Radioligand Therapy Targeting SSTR2

Addressing Therapeutic Gaps

Clinically validated target

Potential for improved safety and durability

Backed by positive clinical data

Positive Preliminary Phase 1 Data for Cohort 2*

43% ORR in patients regardless of SSTR2 expression profile

50% ORR in patients with all SSTR2+ lesions

72% remained progression free with 1+ year of follow-up

Well tolerated

New and Updated Analyses Expected in 2026

MTD not yet reached; enrolling additional cohorts for optionality

Cohort 2 updates expected through 2026

Fast Track Designation

*Including an initial response; patient remains on study and this tumor response is subject to confirmation.
Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026.

PERSPECTIVE THERAPEUTICS

Ongoing Phase 1/2a to Establish Broad Therapeutic Window For VMT-α-NET in NETs

Dose-Finding Study in Radiotherapy Naïve, SSTR2 Positive Patients

Reached 95-97 weeks follow up

Cohort 1
2.5 mCi x 4
n = 2

Reached 6-101 weeks follow up

Cohort 2
5.0 mCi x 4
n = 46

Tumor assessment presented on 23 patients

Reached 3-32 weeks follow up

Cohort 3
6.0 mCi x 4
n = 8 + 12 = 20

DLT assessment completed in 8 patients

Cohort 4
Frontloading
6/5/5/4 mCi
n = up to 8

Enrolling

Phase 3 Registration Study

GEP-NETs
All lesions SSTR2+

Additional SSTR2+ tumor types
Meningioma

Potential expansion into SCLC, breast cancer, head & neck cancer

[1]Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026.
For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT05636618.

PERSPECTIVE THERAPEUTICS

VMT-α-NET: Baseline Patient Characteristics in ASCO 2026 Data Analysis

Age [years]	Median	63
	Range	37-78
Sex [n, (%)]	Female	27 *(40%)*
	Male	41 *(60%)*
Race [n, (%)]	White	63 *(93%)*
	Black	1 *(2%)*
	Asian	2 *(3%)*
	Multiple	2 *(3%)*
ECOG Performance Status [n, (%)]	0	54 *(79%)*
	1	14 *(21%)*
Time from dx to enrollment [mos]	Median,	38
	Range	5 - 317

Tumor type [n, (%)]	• Gastroenteropancreatic (GEP)-NET	65 *(96%)*
	• Pancreatic NET	30 *(46%)*
	• Non-pancreatic GEP-NET	34 *(50%)*
	• Bronchial NET	2 *(3%)*
	• Pheochromocytoma/paraganglioma	1 *(2%)*
Grade [n, (%)]	G1	15 *(22%)*
	G2	44 *(65%)*
	G3	9 *(13%)*
No. prior syst rx	Median	1
	Range	0-2
Prior systemic therapies [n, (%)]	Somatostatin Analogues	57 *(84%)*
	Small molecule (e.g., sunitinib)	9 *(14%)*
	Immunotherapy	2 *(3%)*
	Chemotherapy	17 *(25%)*

[1]Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026.

Patient Exposure and Follow-up with $[^{212}Pb]$VMT-α-NET in ASCO 2026 Data Analysis

Safety analysis (n=68): Cohort 1 through Cohort 3

Tumor assessment presented: Cohort 1 and Cohort 2 First Half

	Cohort 1 2.5 mCi	Cohort 2 5.0 mCi First Half	Cohort 2 5.0 mCi Second Half	Cohort 3 6.0 mCi	All Patients Treated
Number of patients *(%)*	2	23	23	20	68
Exposure (doses) n (%)					
1	--	3 *(13%)*	2 *(9%)*	4 *(20%)*	9 *(13%)*
2	--	--	1 *(4%)*	8 *(40%)*	9 *(13%)*
3	--	--	2 *(9%)*	1 *(5%)*	3 *(4%)*
4	2 *(100%)*	20 *(87%)**	18 *(78%)*	7 *(35%)*	47 *(69%)*
Follow-up					
Median (wks)	96	66	51	14	46
Range (wks)	95-97	6-107	6-64	2-38	2-107

*One patient in Cohort 2 received two doses of 5.0 mCi then two doses of 2.5 mCi.
Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026.

PERSPECTIVE THERAPEUTICS

VMT-α-NET Responses Deepen Over Time

Ten responders among 23 patients (43%)



Best % change in sum of diameters from baseline
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
8.7
7.9
3.2
2.6
PD
PD
SD
SD
SD
SD
SD
SD
SD
SD
SD
SD
uPR
PR
PR
PR
PR
PR
PR
PR
PR
PR
-5.1
-9.1
-18.9
-22.0
-22.0
-22.4
-25.0
-27.5
-31.9
-40.7
-54.5
-54.6
-57.4
-59.5
-64.3
-65.5
-66.7
-74.1
All tumors expressing SSTR2 (*n = 16*):
• 50% response rate
• 72% progression free and alive
Cohort 2 with ≥1 non SSTR2+ lesions
ESMO
ASCO GI
AACR
ASCO
SSTR2+ all tumors

One participant in this group had anon-evaluable post baseline scan (therefore not shown).
Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026.

PERSPECTiVE® THERAPEUTICS

VMT-α-NET: Durable Disease Control Across All Doses

Time to best response still emerging with majority of patients remaining on study



2.5 mCi
5.0 mCi
First Response
Disease Progression
Death
0
8
16
24
32
40
48
56
64
72
80
88
96
104
Week

Darker color segments of each bar represent the treatment period. Lighter color segments represent post-treatment follow-up. One unconfirmed PR occurred on latest scan prior to data cutoff on week 60 and could not be confirmed yet. Two patients passed away from progression of disease.
Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026.

PERSPECTIVE THERAPEUTICS

Spider Plot of Tumor Change Over Time by Patient

Cohort 1 and first half of Cohort 2, n = 25

- **Disease control in newly progressing patients**
- **Responses continue to deepen over time, months beyond completion of therapy (unlike chemo)**



Cohort 1 [²¹²Pb]VMT-α-NET 2.5mCi
Cohort 2 [²¹²Pb]VMT-α-NET 5.0mCi
Percent change in sum of diameters from baseline
60
40
20
0
-20
-40
-60
-80
0
8
16
24
32
40
48
56
64
72
80
88
96
104
Week

One participant in this group had anon-evaluable post baseline scan (therefore not shown).
Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026.

Best-in-class Safety Profile[1]

[^{212}Pb]VMT-α-NET remains well-tolerated with more patients (n=68) and longer follow up (median 46 weeks)

Most common (>15%) TEAEs



Nausea
66%
Alopecia
65%
Fatigue
62%
Diarrhoea
40%
Lymphocyte count decreased
32%
Anaemia
28%
Abdominal pain
22%
Hypertension
18%
0%
20%
40%
60%
80%
100%
Grade 3
Grade 2
Grade 1

No DLTs

No discontinuations due to AEs

Grade ≥3 TEAEs in 23 patients (34%)

No dysphagia

No serious renal complications

No clinically significant treatment-related myelosuppression

SAEs reported in five patients: None deemed related to the study medication

The following additional Grade 3 AEs occurred in 1 pt each: vomiting, hypokalemia, presyncope, asthenia, cardiac failure, gamma-glutamyltranferase increased, alanine aminotransferase increased, pancreatitis, fatigue, abdominal pain, influenza like illness and hyperglycemia. Grade 3 AE of syncope was reported in two pts.

*One subject was previously reported to have experienced grade 4 lymphopenia, but this was subsequently downgraded by the site to grade 3. There were no Grade 5 events.

Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026.

[1]For class overview and sources, see slide NETs trials.

Blood Creatinine During Follow-up for All Patients Treated (n=68)

No serious renal complications were reported



Creatinine (mg/dL)
0
1
2
3
4
5
0
8
16
24
32
40
48
56
64
72
80
88
96
104
112
120
Study Week

Blood creatinine increase was reported as an AE in 10 patients and were Grade 1 only. Four have recovered, six are still ongoing.
Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026.

VMT-α-NET's Compelling Profile Supports Potential Registration Study at Current Dose Level

Well-Tolerated Safety Profile

Superior safety profile vs. approved and development-stage agents[1]

Supports combination potential with established cancer medicines

Responses Deepen Over Time[2]

5 mCi dose shows potential best-in-class overall profile

Majority of patients remain on study; continue to achieve deepening responses

NEXT STEPS

Data updates for 5 mCi expected throughout 2026

Ongoing dosing of additional cohorts for optionality

- Cohort 3 (6 mCi x 4) N = 20 as of April 30th, 2026
- Cohort 4 - Frontloading (6, 5, 5, 4 mCi) enrolling

Registration trial pending consultation with regulators

Expansion potential into other tumor types and settings

- Meningioma cohort: open for enrollment

[1]For class overview and sources, see slide NETs trials.
[2]Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026.

PERSPECTIVE THERAPEUTICS

Checkpoint Inhibitors Transformed Care of Melanoma but Leave Many Patients Behind



Whole body PET scan of a metastatic melanoma patient using VMT02

Need to Extend Checkpoint Reach

~40-60%
of patients do not respond to PD-1/PD-L1 blockade[1]

50%
1-year survival rate for metastatic melanoma[2]

Treatment Resistance
disease progression for many responders

Radiotherapy Can Help Improve Response

- **MC1R** – highly expressed on melanoma and not normal tissue
- **Radiotherapies** – can trigger cell death and drive immune response
- **Precision Approach** – can expand responders and reduce toxicity

[1]Long GV, et al. Overall Survival and Response with Nivolumab and Relatlimab in Advanced Melanoma. *NEJM Evid.* 2023;2(4):EVIDoa2200239. doi:10.1056/EVIDoa2200239 ;[2]SEER*Explorer: Surveillance Research Program, National Cancer Institute; 2024 Apr 17. cited 2024 Sep 25

VMT01: Potential First-in-Class ^{212}Pb Therapy Targeting MC1R for Melanoma

Disease with High Unmet Needs

High MC1R expression more common in advanced melanoma[1]

Phase 1 imaging study at Mayo Clinic supported patient selection using [^{203}Pb]VMT01 and [^{68}Ga]VMT02

Clinically Evaluating Mono and Combo Approaches

In Phase 1/2 as a monotherapy and combined with nivolumab

VMT01 showed synergistic effects with nivolumab in mouse models

Advancing in Phase 1/2 Dose Finding Study

First patient dosed with combination in March 2025

Treatment ongoing with VMT01 3.0 mCi as monotherapy and in combination with nivolumab

Fast Track Designation

[1]Su DG, et al. Melanocortin-1 Receptor Expression as a Marker of Progression in Melanoma. JCO Precis Oncol. 2024;8:e2300702. doi:10.1200/PO.23.00702;

Ongoing Phase 1/2a Open-Label Trial For VMT01 in Melanoma



Phase 1 Dose-finding*
Phase 2 Expansion
Enrolled
Cohort 1
VMT01
3 mCi x 3
n = 7
Enrolled
Cohort 2
VMT01
5.0 mCi x 3
n = 7
Enrolled
Cohort 3
VMT01
1.5 mCi x 3
n = 5
Cohort 4
VMT01
TBD mCi x 3
n = 3 – 12
RP2D
Expansion Cohort
VMT01
RP2D mCi x 3
nivolumab
(480mg every 4 weeks)
Enrolled
Cohort 1
VMT01/nivo
1.5 mCi x 3
n = 2
Enrolled
Cohort 2
VMT01/nivo
3.0 mCi x 3
n = 6
Cohort 3
VMT01/nivo
TBD mCi x 3
n = 3 – 12
Expansion Cohort
VMT01/nivolumab
RP2D mCi x 3

*Additional patients may be enrolled in up to 2 cohorts in dose-finding and up to 2 cohorts in expansion
For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT05655312

Preliminary Anti-tumor Activity Observed at 3.0 mCi Dose of VMT01

Preclinical studies suggest that lower doses may stimulate the immune system and help maintain stable disease

~2 – 5 mos[1]
Observed PFS for heavily pre-treated melanoma patients



Cohort 3A
[212Pb]VMT01 1.5mCi
Cohort 1A
[212Pb]VMT01 3mCi
Cohort 2A
[212Pb]VMT01 5mCi
PR
SD
PD
NE
Death
0
8
16
24
32
40
48
56
64
72
Week

Full Analysis Set

Durable, long-term stable disease achieved in patients with a median of **4 prior lines of systemic therapy** (including **prior IO**)

Patient who showed a confirmed partial response after 2 treatments



18F-FDG PET
CT
18F-FDG PET/CT
Baseline
After Cycle 1
After Cycle 2

Lighter portions of each bar signify transition of the patient to follow-up period (begins ~24 weeks after first dose). [1]Sources available on slide Refractory Metastatic Melanoma Trials.
Morris ZS et al, Poster Presentation at ASCO 2026. Full presentation available here. Data cut-off date March 25, 2026.

PERSPECTIVE THERAPEUTICS

Treatment Emergent Adverse Events (All Grades, Occurring in ≥ 10% of Patients)



Grade 3
Grade 2
Grade 1
Fatigue
Nausea
Dyspnea
AST increased
Anemia
Abdominal pain
Vomiting
Pruritus
Pain in extremity
Muscular weakness
Hypoglycemia
Hypertension
Decreased appetite
COVID-19
Cough
Constipation
4%
4%
4%
4%
4%
4%
4%
52%
37%
19%
15%
15%
15%
11%
11%
11%
11%
11%
11%
11%
11%
11%
11%
0%
20%
40%
60%
80%
100%

No DLTs

No discontinuations due to AEs

TEAEs were predominantly of Grade 1 and 2

Grade 3 TEAEs in 8 patients (30%)

No Grade 4 or 5 TEAEs

Morris ZS et al, Poster Presentation at ASCO 2026. Full presentation available here. Data cut-off date March 25, 2026.

PERSPECTIVE® THERAPEUTICS

VMT01 is Well-tolerated with Initial Anti-tumor Activity Supporting Further Development

Well-tolerated at Doses Studied[1]

Well-tolerated with no DLTs observed at 1.5 mCi, 3 mCi or 5 mCi

Prolonged PFS was observed at the 3 mCi activity level

Early Data In Line with Preclinical Findings

Preliminary anti-tumor activity may be due to immunostimulatory effect

Supported by preclinical data for VMT01 plus checkpoint inhibitors

NEXT STEPS

Exploring 3 mCi dose for both monotherapy and nivolumab combination

Phase 1 dose escalation monotherapy and combination data expected late 2026

Morris ZS et al, Poster Presentation at ASCO 2026. Full presentation available here. Data cut-off date March 25, 2026.

FAP-α is an Attractive Cancer Target with Broad Solid Tumor Potential

FAP-α Contributes to Poor Patient Outcomes


Sarcoma
Esophageal Ca
Breast Ca
CCC
Lung Ca
Colorectal Ca
Head-Neck Ca
Pancreatic Ca
CUP
Ovarian Ca
MTC
Thymus Ca
NET
Small-intestine Ca
Prostate Ca

Associated with aggressive cancers

Poor drug penetration due to dense, fibrotic tumor environment

Immune suppression by tumor stroma

New Approach to Treating Solid Tumors

Highly expressed on tumors and surrounding cells

Synergistic potential with standards of care

Potential to reshape tumor environment

No approved therapies targeting FAP-α, with several clinical candidates in development

| Kratochwil et al., JNM, 2019

PSV359: Potential First-in-Class ^{212}Pb Therapy Targeting FAP-α for Solid Tumors

Untapped Approach with Strong Scientific Rationale

FAP-α is abundantly expressed on the surface of cancer-associated fibroblasts

Associated with majority of solid tumors due to expression in cancer cellular matrix

Promising Profile by Clinical Imaging

PSV359 uses a novel peptide for robust penetration and ideal clearance properties

First-in-human imaging in patients with FAP-expressing cancer showed differentiated potential[1]

Advancing in Phase 1/2a Trial

First patient dosed in study for advanced solid tumors in April 2025

Initial Phase 1 data expected late 2026

Planning for expansion into multiple large-tumor types underway

[1]World Molecular Imaging Congress 2024 abstract #82

Ongoing Open-label Phase 1/2a Trial For PSV359 in Advanced Solid Tumors



Phase 1 Dose-finding
Phase 2 Expansion
Enrolled
Cohort 1
2.5 mCi x 4
n = 2
Enrolled
Cohort 2
5.0 mCi x 4
n = 7
Enrolling
Cohort 3
6.0 mCi x 4
n = 3 – 8
Cohort 4
TBD mCi x 4
n = 3 – 8
RP2D
Expansion Cohort A
FAP tumor expressor
RP2D mCi x 4
Expansion Cohort B
FAP stroma expressor
RP2D mCi x 4

As of April 30, 2026. For additional details regarding trial parameters, including criteria for patient selection, please refer to https://clinicaltrials.gov/study/NCT06710756

PERSPECTIVE THERAPEUTICS

PSV359 has Improved Tumor Retention, Highlighting its Potential as a Therapeutic Agent

[^{203}Pb]PSV359 First-in-human of Imaging in 16-yr-old Male with FAP-Expressing Chondroblastic Osteosarcoma



1 hour
4 hour
18 hour

[^{203}Pb]PSV359 showed:

- rapid tumor uptake
- fast renal clearance
- low accumulation in organs
- long tumor retention

Source: Cagle et al. European Association of Nuclear Medicine 2024, Presentation Number: OP-473

Strong IP Portfolio Covering All Aspects of Radiopharmaceutical Value Chain



Composition of Matter
Methods of Imaging and Treating
Chelator
PERSPECTIVE THERAPEUTICS
Manufacturing
Isotope

Strong Financial Position

Funding into late 2027

Cash, cash equivalents and short-term investments as of March 31, 2026	~$271 million
Share count as of March 31, 2026	~114.0 million
Outstanding common stock warrants & options as of March 31, 2026	~20.5 million

Based on our current plans, we believe our existing cash and cash equivalents will be sufficient to fund our current planned clinical milestones and operational investments into late 2027.[1]

[1]As of May 11, 2026 (the filing date of the Company's Q1 2026 Form 10-Q), based on cash, cash equivalents and short-term investments as of March 31, 2026.

A Decade of Deliberate, End-to-End Engineering

Strong IP portfolio covering all aspects of radiopharmaceutical value chain



Isotope of Choice	Proprietary Chelator Discovery	Composition of Matter	Methods of Imaging and Treating	Vertically Integrated Manufacturing[1]
Potent alpha emitter with **rapid clearance for improved safety**	Superior chelating properties to **limit** daughter isotope **accumulation in kidneys** and tissues	**Novel high affinity proprietary ligands** to high value targets in oncology	**Imaging** to optimize compound iteration based on **biodistribution**	**~400** doses **~150** patients treated at **30** sites on **3** continents

108 issued, allowed & pending patent applications[2]:
methods of imaging & treating, manufacturing, COM, chelator & isotope

[1]As of May 7, 2026. Includes patients in company sponsored studies and investigator sponsored/initiated studies. [2] As of May 1, 2026.

Built Over a Decade:

The Only Fully Integrated Radiopharmaceutical Platform from Isotope to Patient



- **Category defining radiopharmaceuticals**
- Clinical proof-of-concept established
- 108 issued, allowed and pending patents[1]
- Regional network for direct to hospital delivery
- Proprietary chelator for improved safety
- Commercial scale manufacturing
- Long-term ^{228}Th stockpile secured
- Lead selected as isotope of choice

[1] As of May 7, 2026.

PERSPECTIVE THERAPEUTICS



Abbreviations

AACR: American Association for Cancer Research
AE: adverse event
ALP: alkaline phosphatase
ALT: alanine transaminase
ASCO: American Society of Clinical Oncology
ASCO-GI: ASCO Gastrointestinal Cancers Symposium
AST: aspartate aminotransferase
AUC: area under the curve
CR: complete response
CT: computed tomography
Cmax: peak concentration
DLT: dose limiting toxicities
DOR: duration of response
EMA: European Medicines Agency
ENETS: European Neuroendocrine Tumor Society
ESMO: European Society of Medical Oncology
FAP-α: fibroblast activation protein alpha
FDA: U.S. Food and Drug Administration
GEP-NETs: gastroenteropancreatic-NETs
IO: immuno-oncology
ICI: immune checkpoint inhibitor
MAA: marketing authorization application
MBq: megabecquerel
MC1R: melanocortin 1 receptor
mCi: millicurie
MTD: maximum tolerated dose
NANETS: North American Neuroendocrine Tumor Society
NETs: neuroendocrine tumor
OBD: optimal biological dose
ORR: objective response rate
OS: overall survival
Pb: lead
PD: progressive disease
PD-1: programmed cell death receptor-1
PD-L1: programmed cell death 1 ligand
PFS: progression free survival
PR: partial response
PRRT: peptide receptor radionuclide therapy
RP2D: recommended phase 2 dose
SAE: serious adverse event
SCLC: small cell lung cancer
SD: stable disease
SOC: standard of care
SPECT: single-photon emission computed tomography
SSTR2: somatostatin receptor type 2
SUV: standardized uptake value
TEAE: treatment emergent adverse events
Tmax: time to maximum concentration
TLA: total lesion activity
TRAE: treatment related adverse events
uPR: unconfirmed partial response
USPI: U.S. prescribing information

APPENDIX

Deeply Experienced Management Team in Radiopharmaceuticals and Drug Development



20+ years of expertise in biotechnology companies; public and private companies; oncology and nuclear pharmacy

Thijs Spoor
Chief Executive Officer



20+ years of oncology drug development across all phases, experience coordinating multiple regulatory filings

Markus Puhlmann, MD MBA
Chief Medical Officer



20+ years industry and research experience in radiopharmaceuticals; co-founder Viewpoint MT & inventor of Perspective products

Michael Schultz, PHD
Chief Science Officer



An accomplished financial leader with over 30 years of experience in the life sciences sector, including four prior CFO roles at life sciences companies.

Joel Sendek
Chief Financial Officer



20+ years of expertise in financial controls and public accounting for large and small companies across multiple industries

Jonathan Hunt
Chief Accounting Officer



20+ years of expertise in early-stage pharmaceutical and biotech drug development; 10+ years in radiopharmaceuticals

Amos Hedt
Chief Business Strategy Officer

NETs Trials

	^{177}Lu-DOTATATE	^{177}Lu-DOTATATE	^{177}Lu-EDOTREOTIDE[6]	^{212}Pb-DOTAMTATE[8]	^{225}Ac-DOTATATE[9]
Study	NETTER-1[1,2] Randomized 2:1 (+/-octreotide) N = 229	NETTER-2[4] Randomized 2:1 (+/-octreotide) N = 226	COMPETE Randomized 2:1 (vs everolimus) N = 309	Phase II Single arm N=35	ACTION-1 Phase Ib/III Phase Ib: Single arm N=17
Status	Supported registration	Not on USPI[1], EMA MAA withdrawn[5]	Under FDA review	No subsequent study initiated	Phase III portion ongoing
Dose Level (administered)	4 x Q8W | 200 mCi	4 x Q8W | 200 mCi	4x Q3 months | 200 mCi	4 x Q8W | 67.6 µCi/kg	4 x Q8W | 3.2 uCi/kg (Ph 3 dose is fixed 10.2 MBq)
Patient Population	SSTR2+, GEP-NETs	SSTR2+, GEP-NETs	SSTR2+, GEP-NETs	SSTR2+, GEP-NETs	SSTR2+, GEP-NETS
Prior PRRT	0%	0%	0%	0%	100%
Median time from dx	3.8 years	1.9 months	n/a	3.8 years	5 years
Histology	Well differentiated G1 (66%), G2 (35%)	Well differentiated G2 (65%), G3 (35%)	Well differentiated G1 (21/28%), G2 (79/72%)	Well differentiated G1 (23%), G2 (66%), G3/unknown (11%)	Well differentiated G1 (47%), G2 (53%)
Median PFS	28.4 vs 8.5 months[3]	22.8 vs 8.5 months	23.9 vs 14.1 months	72.3% at 36 months	NE (95% CI: 12 months, NE)
ORR (CR/PR)	13% (1%/12%) vs. 4% (0%/4%)	43% (5%/38%) vs. 9% (0%/9%)	21.9% vs 4.2%	60%	29.4% confirmed 41.2% (6%/35%) w/ unconfirmed
AEs (>20%)	Nausea, vomiting, fatigue, diarrhea, abdominal pain, multiple laboratory abnormalities	Nausea, diarrhea	Nausea, asthenia	Fatigue, nausea, alopecia, appetite↓, diarrhea, abdominal pain, lymphopenia, vomiting, weight↓, dysphagia	Nausea, fatigue, weight↓, hyperglycemia, abdominal pain, constipation, vomiting, multiple laboratory abnormalities
Grade 3+ (>10%)	Lymphopenia (44%), GGT↑ (20%)	TEAE: 35%	TEAE: 48%[7] (individual events not specified)	TEAE: 54% Lymphopenia (26%) Renal events (17.1%)	TEAE: 53% Anemia (18%), lymphocyte count↓ (18%), creatinine clearance↓ (12%)
Other notes	5 ^{177}Lu treated patients withdrew due to renal-related events	Nephrotoxicities 13 (8.8%) vs. (2.0%)	1 G2 SAE of myelodysplastic syndrome	Dysphagia treated with Botox injection or minimally invasive surgery	4 patients experienced TEAEs leading to dose modification, hold, and/or delay

[1]USPI; [2]DOI: 10.1056/NEJMoa1607427; [3]NANETS 2021; [4]DOI: 10.1016/S0140-6736(24)00701-3; [5]EMA Assessment Report [6]ESMO 2025; [7]ENETS 2025; [8]ESMO 2025; [9]ASCO 2024

No head-to-head studies between the products have been conducted. Given the different study designs and methods, cross-trial comparisons cannot be made.

The information on this slide is not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions. The safety and efficacy of the agents under investigation have not been established. There is no guarantee that the investigational agents will receive regulatory approval or become commercially available for the uses being investigated.

Patient with Confirmed PR After [^{212}Pb]VMT-α-NET Treatment

Diagnostic contrast enhanced CT


Baseline
Post cycle 4, SD
Week 36, PR
Week 48, cPR

Halfdanarson TR et al, Presentation at ASCO 2025. Full presentation available here. Data cut off date April 30, 2025

PERSPECTIVE THERAPEUTICS

Refractory Metastatic Melanoma Trials

	Lifileucel	Relatlimab + Nivolumab	Ipilimumab ± Nivolumab	Ipilimumab + Pembrolizumab	Lenvatinib + Pembrolizumab
Study	C-144-01, open label[1] N=73 (65% of ITT)	RELATIVITY-020, open label[3] N = 351 (D1) + 163 (D2)	SWOG S1616, RCT[4] N= 68 (combo):23 (I only)	Open label[6] N=70	LEAP-004, open label[7] N=103
Patient population					
Performance status	ECOG: 0 (71%)	D1 – ECOG: 0 (69%) D2 – ECOG: 0 (68%)	ECOG: 0 (65%)	n/a	ECOG: 0 (60%)
Median lines of prior tx	3 (2 prior I/O)	D1 : 2 | D2: 3	n/a	1	2
Prior ICI (%)	100%	100%	~90%	100%	91%
Prior BRAF inhibitor	27.4% (all BRAFm+)	D1: 52 treated /68 BRAFm+ D2: 39 treated /62 BRAFm+	1 pt in each arm	5 treated pre IO/20 BRAFm+	35 treated / 38 BRAFm+
ORR	31.5%	D1: 12% | D2: 9%	28% vs 9%	29%	21.4%
DoR (months)	NR (56.5% ≥ 6 months)	D1: NR (6 months: 92%) D2: 12.8 (6 months: 85%)	40.9 months in the combo 47% ≥ 6 months w/combo	16.6 months	8.3 months
SD	48%[2]	D1: 29% | D2: 31%	20% vs 13%[5]	n/a	45%
mPFS (months)	4.1[2]	D1: 2.1 (6 months PFS: 29%) D2: 3.2 (6 months PFS: 28%)	3.0 vs 2.7[5] 6 months PFS: 34% vs 13%	5	4.2
AEs Grade 3+ (>10%)	Febrile neutropenia, pyrexia, infection, hypoxia, hypotension	Any AE: 41% (D1), 43% (D2) TRAE: 15% (D1), 13% (D2)	TRAE: 57% vs 35% Diarrhea	TRAE: 27%	TRAE: 46% Hypertension
Notes	Treatment related mortality: 7.5% Cytopenia ≥G3 ≥30 days: 45.5%	AEs → discont: 12% (D1), 10% (D2)	AEs → discont: 29% vs 17%	AEs → discont: 13%	AEs → discont: 8%

[1]USPI; [2]doi:10.1136/jitc-2022-005755; [3]doi:10.1200/JCO.22.02072; [4]doi:10.1200/JCO.21.00079; [5]https://www.onclive.com/view/second-line-nivolumab-plus-ipilimumab-improves-pfs-in-advanced-melanoma; [6]doi:10.1038/s41591-023-02498-y; [7]doi:10.1200/JCO.22.00221

No head-to-head studies between the products have been conducted. Given the different study designs and methods, cross-trial comparisons cannot be made.

The information on this slide is not intended to promote the products referenced herein or otherwise influence healthcare prescribing decisions. The safety and efficacy of the agents under investigation have not been established. There is no guarantee that the investigational agents will receive regulatory approval or become commercially available for the uses being investigated.

PERSPECTIVE® THERAPEUTICS

ICI Combo Rationale: Strong Synergy with [^{212}Pb]VMT01 in Melanoma

Demonstrated in well-established B16:F10 melanoma mouse model

Single dose VMT01 + Dual ICI vs. Dual ICI (anti-CTLA4 + anti-PD-1)[2]



Percent Survival
100
80
60
40
20
0
0 10 20 30 40 50 60 70 80
Days
Control
Dual ICIs
212Pb α-therapy
212Pb α-therapy + dual ICIs

Single dose VMT01 + anti-PD-1 vs. Single dose VMT01 + dual ICI



Percent Survival
100
80
60
40
20
0
0 10 20 30 40 50 60
Days
Control (n=8)
PD-1 (n=7)
a-PD-1/a-CTLA-4 (n=7)
[212Pb]VMT01(n=7)
[212Pb]VMT01/a-PD-1 (n=7)
[212Pb]VMT01/a-PD-1/a-CTLA-4 (n=8)
*
**
*
ns

Single dose VMT01 + anti-PD-1 ICI
71% complete response rate

Key Takeaways:

- Single dose of VMT01 in combination with ICI significantly arrested melanoma tumor growth and extended survival
- >70% complete and durable response with PD-1 immunotherapy combination in a model highly resistant to checkpoint inhibitors[3]

Clinical Collaboration Agreement with Bristol-Myers Squibb signed for OPDIVO® (nivolumab) supply

Immunocompetent mouse B16:F10 melanoma model
1Li et al., Mol. Pharm., 2019; 2Li et al., Cancers, 2021 3 Unpublished data - Statistical analysis was performed by Log-rank (Mantel-Cox): *p<0.05, **p<0.01, ns: non-significant

Strong intellectual property portfolio

Perspective-owned/Exclusively-licensed IP

19 Issued Patents (full patent term expires 2036-2044, with potential PTE)

- Composition of matter for radiopharmaceutical compounds targeting SSTR2, FAP-α, and MC1R
- System and methods for generating Pb-212 radionuclide
- Composition and methods for creating radiopharmaceutical compounds using Pb-specific chelators
- Methods of combination therapies

5 Allowed Patent Applications

Composition of matter for radiopharmaceutical compounds targeting CCK2R, VMT01 and certain other cellular receptors; methods of generating Pb-212 radionuclide

84 Pending Patent Applications (including 9 provisional, 12 PCT, and 55 national)

- Radionuclide purification and generation technology
- Chelators
- Radiopharmaceutical compounds targeting SSTR2, FAP-α, MC1R, PSMA, and certain other cellular receptors
- Pre-targeting technology
- Methods of imaging and treatment

IP Portfolio covers all aspects of radiopharmaceutical value chain

Potential for Orphan Drug Designation

^{212}Pb Isotope Decay Chain and Importance of the Pb-specific Chelator



Isotope Supply
228Th
Thorium
1.9 y
α
224Ra
Radium
3.6 d
α
220Rn
Radon
1 m
α
216Po
Polonium
0.1 s
α
Production
212Pb
Lead
10.6 h
Therapy
β
212Bi
Bismuth
61 m
α
208Tl
Thallium
3 m
β
212Po
Polonium
0.1 µs
α
β
208Pb
Lead
Stable

Where the drug goes = where the alpha particle is deposited



212Bi

- Perspective's proprietary chelator retains ~95% of ^{212}Bi after transition in drug formulation[1]
- Generic chelators leak the ^{212}Bi alpha-emitting daughter up to 36%[2]

[1]Li M, et al. *Curr Med Chem.* 2020; [2]Mirzadeh et al., *Radiochimica* Acta, 1993

Construct designed for better clinical outcome

[^{212}Pb]VMT-α-NET and AlphaMedix use the same ^{212}Pb payload but have different clinical profiles

Event	Agent	Grade 3 or higher	All events	Comment
TEAEs	AlphaMedix	54%	100%	VMT-α-NET: Fewer high grade events
	VMT-α-NET	34%	100%	
Nausea	AlphaMedix	3%	94%	AlphaMedix: additional GI-related complications reported included decreased appetite (46%), abdominal pain (34%), and weight decreased (23%)
	VMT-α-NET		66%	
Vomiting	AlphaMedix		29%	AlphaMedix: one Grade 2 event led to permanent discontinuation
	VMT-α-NET	2%	11%	
Dysphagia	AlphaMedix	3%	49%	AlphaMedix: events reported to be persistent and in many cases relief was provided by Botox injection to the lower esophageal sphincter
	VMT-α-NET	Not observed		
Renal events	AlphaMedix	17%	37%	VMT-α-NET: 11 incidences of Grade 1 increase in creatinine; 4 resolved, 7 ongoing
	VMT-α-NET	No serious renal complications reported		
Lymphopenia	AlphaMedix	26%	31%	
	VMT-α-NET	18%	32%	
Anemia	AlphaMedix	Not disclosed at ESMO 2025		
	VMT-α-NET		28%	

Darker segment of each bar represents Grade 3 or higher events, lighter segment represents all events.
Halfdanarson TR et al, Presentation at ASCO 2026. Full presentation available here. Data cut off date April 17, 2026. For class overview and sources, see slide NETs trials.

PERSPECTIVE THERAPEUTICS

^{212}Pb Uniquely Suited for Combination with Immune Check Point Inhibitors

^{212}Pb Leaves TME More Hospitable to Immune Cells



1 Neoantigen release
Ac-225 decays/hr (billions)
Pb-212 decays/hr (billions)
Alpha decays per hour (billions)
700
600
500
400
300
200
100
Residual 225Ac activity presents toxic milieu for immune cells
2 APCs
3 Tumor infiltrating lymphocytes (TILs)
1 9 17 25 33 41 49 57 65 73 81 89 97 105 113 121 129 137 145 153 161 169 177 185 193 201 209 217 225 233 241 249 257 265 273 281 289 297 305 313 321 329
Time (hours)

1 Alpha particle-mediated cell death

- Neoantigen release (mins – hours)

2 2-5 days post-cell death

- APC accumulation in TME
  - ^{212}Pb: <5% activity remaining
  - ^{225}Ac: 70-85% activity remaining

3 5-14 days post cell death

- T cell expansion in TME (longer-term conversion into memory T cells)
  - ^{212}Pb: 0% activity remaining
  - ^{225}Ac: 40-70% activity remaining

APCs - Antigen Presenting Cells; TILs – Tumor infiltrating Lymphocytes; TME – Tumor microenvironment

PERSPECTIVE THERAPEUTICS

^{225}Ac Isotope Decay Chain and Potential for Off-target Toxicity


Isotope Supply
Production
Therapy
225 Ac Actinium 10 d
221 Ra Radium 28 s
221 Fr Francium 5 Min
217 Rn Radon 0.5 ms
217 At Astatine 32 ms
213 Po Polonium 4.3 µs
209 Bi Bismuth 2×10^19 y
213 Bi Bismuth 46 m
209 Pb Lead 3.3 h
205 Tl Thallium stable
209 Tl Thallium 2 m
α
β
Potential for Off-Target Toxicity

Alpha-particle emission imparts sufficient "recoil" energy to break chemical bonds


221Fr
217At
213Bi
213Po


α
225Ac
O
OH
N
R
NH


Target Organs
α
α
β
α
Liver
Kidneys

PERSPECTIVE THERAPEUTICS

Isotope: Decay Chain – Product Implications

Post final radiolabeling and purification, alpha and beta emitting daughters of ^{225}Ac build up fast

^{225}Ac Decay and Daughter Ingrowth



225Ac 221Fr 217At 213Bi 209Tl 213Po
4x more unlabeled daughter activity in about 4 hrs
Radioactivity (Bq)
6000
5000
4000
3000
2000
1000
0
0 1 2 3 4 5 6
Hours Post Purification

1 kBq ^{225}Ac starting dose size.



Dose Vial
α
225Ac
4 hours.
213Po2+
213Bi3+
217At-
221Fr+
225Ac
T0
Post Final Purification
T4
4 h post Radiolabeling
Unbound Isotopes
213Po → α
213Bi → ß
217At → α
221Fr → α
Labeled
225Ac → α

PERSPECTIVE THERAPEUTICS